Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Goal Structured Solutions, Inc. (the “Company”)

Re: Goal Structured Solutions Master Trust-I, Private Credit Student Loan Backed Notes, Series 2019-A – Data File Procedures

We have performed the procedures described below, which were agreed to by the Company, on the specified attributes identified by the Company in an electronic data file entitled “2019-A TAPE JULY 19 - w Modification Flag.xlsx” (the “Data File”), provided by the Company on September 27, 2019, containing certain information related to 2,823 student loans (the “Student Loans”) as of July 31, 2019 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering of Goal Structured Solutions Master Trust-I, Private Credit Student Loan Backed Notes, Series 2019-A. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Company. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.
•	The term “materiality threshold” means that dollar amounts, percentages, and terms were within $1.00, 0.01%, and 1 month, respectively.
•	The terms “AES,” “UAS,” and “Launch” mean the Company’s servicers.
•	The term “FICO Score Files” means electronic data files entitled “FicoRawLkUp.xlsx,” “FicoRawLkUp_dated.xlsx,” and “olb.edtout.tudskscr.output.2016110914273865.csv” provided by the Company on September 12, 2019, September 30, 2019, and September 30, 2019, respectively, containing FICO score information for the Selected Student Loans (defined below).
•	The term “Principal and Payment Support” means an electronic date file entitled “Grantor Trust AUP - UAS Balance Samples 10_13.xlsx” provided by the Company on September 30, 2019, containing payment activities for Selected Student Loans #10 and #13.

•	The term “Loan File” means any file containing the following documents (as applicable) for each Selected Student Loan:
▪	For Selected Student Loans serviced by AES and in the AES servicing system: Repayment Schedule Detail screen, Activity Detail Report screen; MR50 screen; Transaction History screen, Loan Financial Activity screen; Activity Selection screen; Loan Detail Information screen; Borrower Demographics screen; School Information screen; and, Interest Rate Change/History screen
▪	For Selected Student Loans serviced by UAS and in the UAS servicing system: Loan Summary screen; Loan Details screen; Payment History screen, Transaction History screen, Loans screen; Balance Summary screen; Notes screen; and, Loan Information screen
▪	For Selected Student Loans serviced by Launch and in the Launch servicing system: Loan Information screen; Loan Details screen; Loan Pricing screen; Loan Status screen; Payment History screen; Notes screen; and, Current Contact Information screen
▪	Executed Promissory Note, and the Truth-in-Lending Act (“TILA”) Disclosure Statement.

The Company represented that the Loan File was either the original Loan File, a copy of the original Loan File, or a copy of electronic records contained within AES, UAS, or the Launch servicing systems. We make no representation regarding the validity, enforceability, or authenticity of the Loan File documents.

A.	The Company instructed us to select a random sample of 15 Student Loans that are serviced by UAS (identified as “UAS2” in the Servicer field of the Data File), 25 Student Loans that are serviced by Launch (identified as “LS” in the Servicer field of the Data File), and 61 Student Loans that are serviced by AES (identified as “AES” in the Servicer field of the Data File). The resulting selection resulted in 101 Student Loans (the “Selected Student Loans”), attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Student Loans we were instructed to randomly select from the Data File.
B.	For each of the Selected Student Loan, we compared the specified attributes in the Data File to the corresponding information in the respective Loan File. The Company indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Loan File documents are listed in the order of priority until such attribute was agreed.
Attribute	Loan File / Instructions
First Disbursement Date

For Selected Student Loans serviced by AES: “1ST DISB DATE” field on Activity Detail Report screen

For Selected Student Loans serviced by UAS: the Executed Promissory Note’s contract date

For Selected Student Loans serviced by Launch: “Original First Disb. Date” field on Loan Information screen

Attribute	Loan File / Instructions
Maturity Date/ Recomputed Maturity Date

For Selected Student Loans serviced by AES: “BEG DUE DATE” field corresponding to “REPAY LEVEL” field with the value of “2” in Repayment Schedule Detail screen or the expected pay-off date in the “WD_XPC_POF” field on MR50 screen, corresponding to the Cutoff Date under the “WD_MR50_CRT” field on MR50 screen

For Selected Student Loans serviced by UAS: the Company instructed us to recompute the Maturity Date as (1) the date in the “Current Due” field on Loan Summary screen plus (2) the month in the “Repay Mth Remaining” field on Loan Details screen.

For Selected Student Loans serviced by Launch: the Company instructed us to recompute the Maturity Date as (1) the date in the “Next Due Date” field on Loan Details screen plus(2) the month in the “Payments Remaining” field on Loan Pricing screen minus one (1) month.

For Selected Student loans for which the borrower’s monthly payment(s) are greater than the scheduled monthly payment (as indicated in the Transaction History screen, Payment History screen, or Payment History screen for Selected Student Loans serviced by AES, UAS, or Launch, respectively), the Company instructed us to shorten the Maturity Date by the number of months prepaid, calculated as follows:

a.     Subtract the scheduled monthly payment amount from the borrower’s monthly payment to derive the excess principal amount;

b.     Divide the excess principal amount by the principal amount of the scheduled monthly payment to derive the number of months prepaid; and,

c.     Round down the result from step (b).

Monthly Payment

For Selected Student Loans serviced by AES: the “INSTALLMENT AMOUNT” field on Activity Detail Report screen or the “WA_RPS_ISL_1” field on MR50 screen corresponding to the Cutoff Date under the “WD_MR50_CRT” field on MR50 screen

For Selected Student Loans serviced by UAS: the “Amortized Pmt Amt” field on Loan Details screen

For Selected Student Loans serviced by Launch: the “Monthly Payment Amount” field on Loan Status screen

If the loan status of the Selected Student Loan was in forbearance or deferment (listed as “FO” and “DE,” respectively, under the Loan Status field in the Data File), the Company instructed us to consider the Monthly Payment amount to be zero.

Attribute	Loan File / Instructions
Last Payment Date

For Selected Student Loans serviced by AES: the most recent date in the “EFFECTIVE DATE” field or “POSTED DATE” field on, or immediately prior to, the Cutoff Date in Loan Financial Activity screen. In the event the date listed in the “EFFECTIVE DATE” field or “POSTED DATE” field was a weekend or holiday, the Company instructed us to use the next business day as the Last Payment Date.

For Selected Student Loan #59, the Last Payment Date in the Data File was listed as “1.” The Company informed us that this Selected Student Loan was transferred from another lender, and therefore the Last Payment Date information was not available. This is further indicated as “1” in the AES servicing system. This is not considered an exception.

For Selected Student Loan #94, the borrower applied for an in-school status change before the Cutoff Date, as listed in Activity Selection screen. The Company instructed us to use the date of the application for the status change as the Last Payment Date.

For Selected Student Loans serviced by UAS: the date listed under the “Entered” field on Payment History screen

For Selected Student Loans serviced by Launch: “Effective Date” field on Payment History screen

Interest Rate

For Selected Student Loans serviced by AES: the “Interest Rate” field on Loan Detail Information screen

For Selected Student Loans serviced by UAS: the “Current Rate” field on Loan Details screen

For Selected Student Loans serviced by Launch: the “Current Interest Rate” field on Loan Pricing screen

Recomputed Remaining Term	The Company instructed us to recompute Remaining Term as the difference between the Cutoff Date and the Maturity Date in the Data File (the “Recomputed Remaining Term”).
Loan Type

For Selected Student Loans serviced by AES: the “LOAN PGM” field on Loan Detail Information screen

For Selected Student Loans serviced by UAS and Launch: the Company instructed us to consider the Loan Type to be private.

Attribute	Loan File / Instructions
Loan Status

For Selected Student Loans serviced by AES: the “STATUS” field on Loan Detail Information screen

For Selected Student Loan #97, the loan status was listed as “Outsource-Simm” in the “STATUS” field on Loan Detail Information screen. The Company instructed us to consider such loan status to be “Repayment.”

For Selected Student Loans serviced by UAS: the “Stage” field on Loans screen

For Selected Student Loans serviced by Launch: the “Status” field on Loan Status screen

Current Status End Date

For Selected Student Loans serviced by AES: the “BEG DUE DATE” field on Repayment Schedule Detail screen

For Selected Student Loan #73 and Selected Student Loans in forbearance (indicated as “FO” in the Loan Status field in the Data File), the Company instructed us to use the expected pay-off date in the “WD_XPC_POF” field on MR50 screen, corresponding to the Cutoff Date under the “WD_MR50_CRT” field on MR50 screen.

For Selected Student Loans serviced by UAS and Launch: the Company instructed us to consider the Maturity Date to be the Current Status End Date and to utilize the instructions provided by the Company for the Maturity Date attribute.

Current Principal Balance

For Selected Student Loans serviced by AES: the “PRINCIPAL BALANCE” field on Loan Financial Activity screen corresponding to the Last Payment Date

For Selected Student Loans serviced by UAS: the “Principal” field on the Balance Summary screen

For Selected Student Loans #10 and #13, the Company instructed us to use the Principal and Payment Support.

For Selected Student Loans serviced by Launch: the “Ending Principal Balance” field on Payment History screen corresponding to the Last Payment Date

In the event the Current Principal Balance in the Data File did not agree to the corresponding information in the servicers’ systems, the Company instructed us to recompute the Current Principal Balance as follows:

a.     Add the principal amount from the monthly payment(s) made after the Cutoff Date to the corresponding principal balance information in the servicers’ systems; and,

b.     For certain Selected Student Loans serviced by UAS and Launch, subtract applicable servicing fee(s) and/or late charges indicated on Transaction History screen in the AES or UAS servicing systems.

Attribute	Loan File / Instructions
Borrower State

For Selected Student Loans serviced by AES: the “ST” field on Borrower Demographics screen

For Selected Student Loans serviced by UAS: the “City, St, Zip” field on Loan Information screen

For Selected Student Loans serviced by Launch: the “Permanent Address” field on Current Contact Information screen

School Code

For Selected Student Loans serviced by AES: the “ORIG SCHOOL” field on Loan Detail Information screen

For Selected Student Loans serviced by UAS: the Company instructed us not to perform procedures on this attribute.

For Selected Student Loans serviced by Launch: the “School” field on Loan Details screen

School Type

For Selected Student Loans serviced by AES: the “SCHOOL TYPE” field on School Information screen

For Selected Student Loans serviced by UAS: the Company instructed us to consider the School Type to be “NP – Not Provided.”

For Selected Student Loans serviced by Launch: the “School” field on Loan Details screen

Borrower FICO Score	FICO Score Files
Co-Borrower FICO Score	FICO Score Files
Date of Recent Borrower FICO Score	FICO Score Files
Date of Recent Co-Borrower’s FICO Score	FICO Score Files
Borrower First Name

For Selected Student Loans serviced by AES: the “NAME” field on Loan Detail Information screen

For Selected Student Loans serviced by UAS: the “Name” field on Loan Information screen

For Selected Student Loans serviced by Launch: the “Borrower” field on the Loan Information screen

Attribute	Loan File / Instructions
Borrower Last Name

For Selected Student Loans serviced by AES: the “NAME” field on Loan Detail Information screen

For Selected Student Loans serviced by UAS: the “Name” field on Loan Information screen

For Selected Student Loans serviced by Launch: the “Borrower” field on Loan Information screen

Modification Flag	The Company instructed us to consider notations such as “Principal Reduction,” “Margin Reduction,” “Rate Reeducation,” and “Term extension” in the Activity Detail Report screen for Selected Student Loans serviced by AES, the “Alerts” field on Notes screen for Selected Student Loans serviced by UAS, and the Notes screen for Selected Student Loans serviced by Launch, to be indications of loan modification. We found no such notations for any of the Selected Student Loans.
Servicemembers Civil Relief Act (“SCRA”) Interest Rate Adjustment Flag

For Selected Student Loans serviced by AES: “RDC CDE” field on the Interest Rate Change/History screen. The Company instructed us to consider the SCRA Interest Rate Adjustment Flag to be applicable (i.e., indicated as “1” in the “SCRA Flag” field of the Data File), if the letter “M” under the “RDC CDE” field was listed during the period covering July 2019 through October 2019.

For Selected Student Loans serviced by UAS: the “Alerts” field on Loans screen

For Selected Student Loans serviced by Launch: “Active Duty” field on Loan Details screen

The information regarding the Selected Student Loans was found to be in agreement with the respective information contained in the Loan File, except as noted in Exhibit B. There were no conclusions that resulted from the procedures.

C.	In addition to the procedures described above, for each Selected Student Loan, we observed the presence of the following in the Loan File:
•	TILA Disclosure Statement – We performed no procedures with regard to the adequacy of the disclosure language within the TILA Disclosure Statement.
•	Executed Promissory Note - We performed no procedures with regard to any signatory requirements on the Promissory Note or to confirm the authenticity of the signature(s).

The agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Company.

The procedures performed were applied based on information included in the Data File and Loan Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Loan Files, which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Company. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA

October 1, 2019

Exhibit A

Selected Student Loan #	Student Loan Number	Selected Student Loan #	Student Loan Number	Selected Student Loan #	Student Loan Number
1	201901001	35	201901035	69	201901069
2	201901002	36	201901036	70	201901070
3	201901003	37	201901037	71	201901071
4	201901004	38	201901038	72	201901072
5	201901005	39	201901039	73	201901073
6	201901006	40	201901040	74	201901074
7	201901007	41	201901041	75	201901075
8	201901008	42	201901042	76	201901076
9	201901009	43	201901043	77	201901077
10	201901010	44	201901044	78	201901078
11	201901011	45	201901045	79	201901079
12	201901012	46	201901046	80	201901080
13	201901013	47	201901047	81	201901081
14	201901014	48	201901048	82	201901082
15	201901015	49	201901049	83	201901083
16	201901016	50	201901050	84	201901084
17	201901017	51	201901051	85	201901085
18	201901018	52	201901052	86	201901086
19	201901019	53	201901053	87	201901087
20	201901020	54	201901054	88	201901088
21	201901021	55	201901055	89	201901089
22	201901022	56	201901056	90	201901090
23	201901023	57	201901057	91	201901091
24	201901024	58	201901058	92	201901092
25	201901025	59	201901059	93	201901093
26	201901026	60	201901060	94	201901094
27	201901027	61	201901061	95	201901095
28	201901028	62	201901062	96	201901096
29	201901029	63	201901063	97	201901097
30	201901030	64	201901064	98	201901098
31	201901031	65	201901065	99	201901099
32	201901032	66	201901066	100	201901100
33	201901033	67	201901067	101	201901101
34	201901034	68	201901068

(*)	The Company has assigned a unique Student Loan Number to each Student Loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Loan Numbers.

Exhibit B

Selected Student Loan #	Student Loan Number	Attribute	Per Data File	Per Loan File
3	2019003	Maturity Date	4/21/2038	4/14/2038
10	2019010	Last Payment Date	12/30/2020	7/10/2019
26	2019026	Last Payment Date	8/2/2019	7/2/2019
35	2019035	Last Payment Date	8/1/2019	7/1/2019
40	2019040	Last Payment Date	8/1/2019	7/2/2019
47	2019047	Last Payment Date	7/19/2019	7/16/2019
95	2019095	Last Payment Date	1/11/2019	12/10/2018
17	2019017	Interest Rate	6.25%	0.00%
28	2019028	Interest Rate	6.50%	0.00%
3	2019003	Current Status End Date	4/21/2038	4/14/2038
13	2019013	Current Principal Balance	$29,268.72	$29,273.72
9	2019009	Date of Recent Borrower FICO Score	11/1/2016	4/1/2019
17	2019017	Recomputed Remaining Term	217	220
18	2019018	Recomputed Remaining Term	30	39
19	2019019	Recomputed Remaining Term	119	121
25	2019025	Recomputed Remaining Term	56	58
28	2019028	Recomputed Remaining Term	23	26
29	2019029	Recomputed Remaining Term	68	66
33	2019033	Recomputed Remaining Term	61	59
34	2019034	Recomputed Remaining Term	225	222
39	2019039	Recomputed Remaining Term	70	95
40	2019040	Recomputed Remaining Term	20	22